Note 7 - Premises and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment Disclosure [Text Block]
NOTE 7 – PREMISES AND EQUIPMENT

Year end premises and equipment were as follows:

(In Thousands of Dollars)	2012	2011
Land	$6,186	$6,186
Buildings	32,891	33,082
Furniture, fixtures and equipment	17,431	17,951
Total	56,508	57,219
Less:
Accumulated depreciation	(32,152)	(32,132)
Total	$24,356	$25,087

Depreciation expense was $1,915,000, $2,062,000, and $2,278,000 for 2012, 2011, and 2010. Facility rent expense was $359,000 in 2012 compared with $377,000 for 2011, and $403,000 for 2010. Equipment rent expense was $249,000 in 2012 compared with $250,000 for 2011, and $252,000 for 2010. Rental commitments for the next five years under non-cancelable operating leases were as follows (before considering renewal options that generally are present):

(In Thousands of Dollars)
	Facilities	Equipment	Total
2013	$325	$7	$332
2014	115	3	118
2015	97	2	99
2016	99	0	99
2017	102	0	102
Total	$738	$12	$750